UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-5052_

Value Line New York Tax Exempt Trust

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2008

Date of reporting period: January 31, 2008

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 1/31/08 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891

DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807

TRUSTEES	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr

OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President, Secretary/
Chief Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#541510

ANNUAL REPORT

January 31, 2008

Value Line
New York
Tax Exempt Trust

Value Line New York Tax Exempt Trust

To Our Value Line New York

To Our Shareholders (unaudited):

For the twelve months ended January 31, 2008, the total return of the Value Line New York Tax Exempt Trust was 2.23%. Over the same time period, the Lehman Brothers Municipal Bond Index reported a return of 4.93%. (1)

Sectors with higher quality, like general obligation and essential service revenue bonds, were the top performing groups in the Lehman Brothers Municipal Bond Index. Bonds with municipal bond insurance underperformed the market when it was revealed that the insurance companies had also insured Collateralized Debt Obligations (CDOs) and other speculative mortgage bonds. This put their triple A ratings in jeopardy. As a result, all insured bonds declined in value, regardless of their underlying credit. The Value Line New York Tax Exempt Trust has 70 percent of its market value invested in insured municipal bonds. In addition, the underlying credit ratings of all of the bonds in the Trust are investment grade. When the market begins to adjust its perception of insured municipal bonds, the New York Tax Exempt Trust will perform well based on the underlying strength of the bonds in its portfolio. As of January 31, 2008, the Lehman Brothers Municipal Bond Index reported 45 percent of its market value was in insured bonds.

Going forward, the Trust will be looking to identify sectors that have suffered more price erosion than warranted and may offer buying opportunities. Two sectors that may offer solid price return potential are the transportation and housing sectors. The Trust may add to these sectors when market conditions warrant. Our goal remains to provide a maximum level of income exempt from all New York and Federal income taxes while avoiding undue risk to principal. Thank you for your investment with us.

Sincerely,

Jean Bernhard Buttner
Chairman and President

March 20, 2008

(1)	The Lehman Brothers Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders

Economic Observations (unaudited)

The year-ahead economic outlook is growing increasingly guarded, with weakness now present in the major consumer and industrial markets. What’s more, there is no quick or easy cure for what ails the economy, with softness likely to continue in housing, retailing, and employment. The economy, which began to slow noticeably during the final quarter of 2007, when gross domestic product growth slowed to a minuscule 0.6%, is unlikely to pick up meaningfully until later in 2008. Meanwhile, we think there now is a better-than-even chance of a mild recession developing this year.

Moreover, even a modest rate of business growth this year—which would be a best-case scenario—assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further surge in oil prices. Either of these events, along with a marked worsening of the housing slump or a serious miscalculation by the Federal Reserve on the monetary front (where the nation’s central bank is now taking very aggressive action), might prove sufficiently troubling to almost assure a fairly serious recession or a major escalation in inflation.

Currently, inflation is trending higher due to rising energy, food, and commodity costs. Adequate supplies of raw materials should help keep the costs of production under some control though, suggesting that a major surge in pricing is not in the offing just yet. We caution, however, that as the pace of economic growth accelerates after 2008 and 2009, an increase in pricing pressures may emerge. Absent a stronger long-term business expansion than we now forecast, or a ratcheting up in oil prices, inflation should be held in relative check through the early years of the next decade.

Value Line New York Tax Exempt Trust

(unaudited)

The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Lehman Brothers Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a change in Value of a $10,000 Investment in the Value Line New York Tax Exempt Trust
and the Lehman Brothers Municipal Bond Index*

*	The Lehman Brothers Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Trust’s returns.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 1/31/08	2.23%	$10,223
5 years ended 1/31/08	3.12%	$11,662
10 years ended 1/31/08	3.96%	$14,752

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

Value Line New York Tax Exempt Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2007 through January 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 8/1/07	Ending account value 1/31/08	Expenses* paid during period 8/1/07 thru 1/31/08
Actual	$1,000.00	$1,013.10	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

*	Expenses are equal to the Trust’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line New York Tax Exempt Trust

Portfolio Highlights at January 31, 2008 (unaudited)

Ten Largest Holdings

Issue	Par	Value	Percentage of Net Assets
NYC Transitional Finance Authority, Revenue Bonds, 5.00%, 11/1/23	$2,000,000	$2,161,280	10.1%
NYS Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, 5.00%, 4/1/20	$1,735,000	$1,882,197	8.8%
NYC General Obligation Unlimited, Ser. G, MBIA Insured, 5.00%, 8/1/18	$1,500,000	$1,652,190	7.8%
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue Bonds, 0.00%, 8/1/54	$14,585,000	$1,170,009	5.5%
NYS Urban Development Corp., Refunding Service Contract, Revenue Bonds, 5.00%, 1/1/20	$1,000,000	$1,084,910	5.1%
Virgin Islands Public Finance Authority, Revenue Bonds, Gross Receipts Taxes, 6.38%, 10/1/19	$1,000,000	$1,074,230	5.0%
NYC Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, 5.00%, 7/15/23	$1,000,000	$1,062,630	5.0%
Puerto Rico Public Finance Corp., 5.25%, 8/1/31	$1,000,000	$1,038,550	4.9%
NYS Long Island Power Authority, Electric Systems Revenue Bonds, 5.00%, 12/1/22	$1,000,000	$1,038,420	4.9%
NYS Convention Center Development Corp., Revenue Bonds, 5.00%, 11/15/27	$1,000,000	$1,034,470	4.9%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Municipal Securities

Value Line New York Tax Exempt Trust

Schedule of Investments

        January 31, 2008

Principal Amount		Rating (unaudited)	Value

LONG-TERM MUNICIPAL SECURITIES (94.2%)
	NEW YORK CITY (22.9%)
$1,500,000	General Obligation Unlimited, Ser. G, MBIA Insured, 5.00%, 8/1/18	Aaa	$1,652,190
1,000,000	Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	Aaa	1,062,630
2,000,000	Transitional Finance Authority, Revenue Bonds, Subordinated Future Tax Secured, Ser. B, 5.00%, 11/1/23	Aa2	2,161,280
			4,876,100
	NEW YORK STATE (49.6%)
695,000	Bethlehem, Water Systems, General Obligation Unlimited, Refunding, AMT, FSA Insured, 5.25%, 3/1/15	Aaa	752,073
1,000,000	Convention Center Development Corp., Revenue Bonds, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/27	Aaa	1,034,470
	Dormitory Authority, Revenue Bonds:
935,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	Aaa	1,009,239
500,000	Court Facilities Lease, Ser. A, AMBAC Insured, 5.50%, 5/15/26	Aaa	571,980
500,000	Mental Health Services Facilities Improvement, Ser. B, AMBAC Insured, 5.00%, 2/15/25	Aaa	520,440
1,000,000	University of Rochester, Ser. A-2, MBIA-IBC Insured, 4.65%, 7/1/39	Aaa	854,660
300,000	White Plains Hospital Medical Center, FHA Insured, 4.63%, 2/15/18	AAA*	320,022
750,000	Environmental Facilities Corp., Personal Income Tax Revenue Bonds, Ser. A, 5.00%, 12/15/19	AAA*	827,018
1,000,000	Long Island Power Authority, Electric Systems Revenue Bonds, Gen. Ser. E, FGIC Insured, 5.00%, 12/1/22	Aaa	1,038,420
100,000	Nassau County, General Improvement, Ser. C, FSA Insured, 5.13%, 1/1/14	Aaa	106,651
1,735,000	Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	Aaa	1,882,197
500,000	Triborough Bridge and Tunnel Authority, Revenue Bonds, Ser. A, General Obligation of Authority, 5.25%, 1/1/28	Aa2	575,440
1,000,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA–*	1,084,910
			10,577,520
	PUERTO RICO (16.7%)
5,000,000	Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Capital Appreciation, Ser. A, AMBAC Insured, 0.00%, 7/1/43 (1)	Aaa	718,100
250,000	Municipal Finance Agency, General Obligation Unlimited, Refunding, Ser. C, CIFG Insured, 5.25%, 8/1/22	Aaa	264,880

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Schedule of Investments

        January 31, 2008

Principal Amount		Rating (unaudited)	Value
$350,000	Public Buildings Authority, Government Facilities Revenue Bonds, Ser. J, AMBAC Insured, 5.00%, 7/1/36	Aaa	$361,025
1,000,000	Public Finance Corp., Ser. A, FGIC Insured, 5.25%, 8/1/31	Aaa	1,038,550
14,585,000	Sales Tax Financing, Corporate Sales Tax Revenue Bonds, Capital Appreciation, Ser. A, AMBAC Insured, 0.00%, 8/1/54 (1)	Aaa	1,170,009
			3,552,564
	VIRGIN ISLANDS (5.0%)
1,000,000	Public Finance Authority, Revenue Bonds, Gross Receipts Taxes, Ser. A, 6.38%, 10/1/19	Baa3	1,074,230
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $20,348,212)		20,080,414

SHORT-TERM MUNICIPAL SECURITIES (1.4%)
	NEW YORK CITY (1.4%)
300,000	General Obligation Unlimited, Ser. B-Sub. Ser. B4, MBIA Insured, 2.65%, 2/1/08 (2)	VMIG1	300,000
	TOTAL SHORT-TERM MUNICIPAL SECURITIES (Cost $300,000)		300,000
	TOTAL MUNICIPAL SECURITIES (95.6%) (Cost $20,648,212)		20,380,414
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (4.4%)		935,635
	NET ASSETS (100.0%)		$21,316,049
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($21,316,049 ÷ 2,233,063 shares outstanding)		$9.55

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s

(1)	Zero coupon bond.

(2)	Variable rate demand notes are considered short-term obligations. Interest rates change on reset date. These securities are payable on demand on interest rate reset dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2008.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities
at January 31, 2008

Assets:
Long-term Investment securities, at value (Cost — $20,348,212)	$20,080,414
Short-term investment securities, at value (Cost — $300,000)	300,000
Cash	735,173
Interest receivable	244,931
Receivable for securities sold	10,000
Prepaid expenses	625
Receivable for trust shares sold	60
Total Assets	21,371,203
Liabilities:
Dividends payable to shareholders	23,712
Accrued expenses:
Advisory fee	7,037
Trustees’ fees and expenses	607
Other	23,798
Total Liabilities	55,154
Net Assets	$21,316,049
Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 2,233,063 shares)	$22,331
Additional paid-in capital	21,615,210
Distributions in excess of net investment income	(18,507)
Accumulated net realized loss on investments	(35,187)
Unrealized depreciation of investments	(267,798)
Net Assets	$21,316,049
Net Asset Value, Offering and Redemption Price per Outstanding Share ($21,316,049 ÷ 2,233,063 shares of beneficial interest outstanding)	$9.55

Statement of Operations
for the Year Ended January 31, 2008

Investment Income:
Interest	$968,721
Expenses:
Advisory fee	133,780
Service and distribution plan fees	55,742
Custodian fees	23,568
Transfer agent fees	11,899
Printing and postage	9,300
Auditing and legal fees	3,548
Trustees’ fees and expenses	1,800
Telephone	1,799
Other	8,055
Total Expenses Before Custody Credits and Fees Waived	249,491
Less: Advisory Fee Waived	(50,168)
Less: Service and Distribution Plan Fees Waived	(55,742)
Less: Custody Credits	(14,871)
Net Expenses	128,710
Net Investment Income	840,011
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(35,187)
Change in Net Unrealized Appreciation/(Depreciation)	(326,476)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(361,663)
Net Increase in Net Assets from Operations	$478,348

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets
for the Years Ended January 31, 2008 and 2007

	Year Ended January 31, 2008	Year Ended January 31, 2007
Operations:
Net investment income	$840,011	$856,753
Net realized gain/(loss) on investments	(35,187)	21,867
Change in net unrealized appreciation/(depreciation)	(326,476)	29,366
Net increase in net assets from operations	478,348	907,986
Distributions to Shareholders:
Net investment income	(840,004)	(856,753)
Net realized gains from investment transactions	(21,867)	(16,351)
Decrease in net assets from distributions to shareholders	(861,871)	(873,104)
Trust Share Transactions:
Proceeds from sale of shares	779,723	777,547
Proceeds from reinvestment of distributions to shareholders	569,998	585,105
Cost of shares repurchased	(2,456,534)	(3,512,150)
Net decrease in net assets from Trust share transactions	(1,106,813)	(2,149,498)
Total Decrease in Net Assets	(1,490,336)	(2,114,616)

Net Assets:
Beginning of year	22,806,385	24,921,001
End of year	$21,316,049	$22,806,385
Distributions in excess of net investment income, at end of year	$(18,507)	$(18,435)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Notes to Financials Statements
January 31, 2008

1.	Significant Accounting Policies

Value Line New York Tax Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City as well as other regions in which the Trust may invest. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)    Security Valuation:    The Trust’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market, are valued at quotations obtained by the Service from dealers in such securities. Other investments are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Trust’s financial statement disclosures.

(B)    Distributions:    It is the policy of the Trust to distribute all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C)    Federal Income Taxes:    It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

Value Line New York Tax Exempt Trust

Notes to Financial Statements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of January 31, 2008, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implication of FIN 48, and determined that there is no impact to the Trust’s financial statements at this time.

(D)    Security Transactions:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(E)    Representations and Indemnifications:    In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2.	Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest were as follows:

	Year Ended January 31, 2008	Year Ended January 31, 2007
Shares sold	80,870	79,968
Shares issued to shareholders in reinvestment of dividends	59,162	60,387
Shares repurchased	(255,111)	(363,021)
Net decrease	(115,079)	(222,666)
Dividends per share from net investment income	$0.3634	$0.3559
Distributions per share from net realized gains	$0.0095	$0.0070

3.	Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Year Ended January 31, 2008
Purchases:
Long-term obligations	$11,163,899
Maturities or Sales:
Long-term obligations	$9,325,853

Value Line New York Tax Exempt Trust

Notes to Financial Statements
January 31, 2008

4.	Income Taxes

At January 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$20,648,212
Gross tax unrealized appreciation	$336,953
Gross tax unrealized depreciation	(604,751)
Net tax unrealized depreciation on investments	$(267,798)
Undistributed income on municipal bonds	$5,205
Capital loss carryforward, expires January 31, 2016	$35,187

The tax composition of dividends to shareholders for the year ended January 31, 2008 and the year ended January 31, 2007, were as follows:

	2008	2007
Municipal bond income	$823,975	$855,843
Taxable ordinary income	37,896	314
Long-term capital gains	—	16,947
	$861,871	$873,104

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust increased distributions in excess of net investment income by $79, decreased accumulated net realized loss on investments by $77 and increased additional paid-in capital by $2. Net assets are not affected by this reclassification. These reclasses were primarily due to differing treatments of distribution reclassifications for tax purposes.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $133,780 was paid or payable to Value Line, Inc., the Trust’s investment adviser, (the “Adviser”) for the year ended January 31, 2008. This was computed at an annual rate of 0.60% of the Trust’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds, are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses in its operation. Effective March 7, 2006, the Adviser voluntarily reduced the advisory fee by 0.225%. Effective June 1, 2007, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.225% for a one year period. The fees waived amounted to $50,168. The Adviser has no right to recoup previously waived amounts.

The Trust has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. a subsidiary of the Adviser (the “Distributor”), for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $55,742, before fee waivers, were accrued under the Plan for the year ended January 31, 2008. Effective December 2, 2005, the Distributor voluntarily waived the Trust’s 12b-1 fee under the Plan. Effective June 1, 2007, the Distributor contractually agreed to waive the 12b-1 fee for a one year period. For the year ended January 31, 2008, the fees waived amounted to $55,742. The Distributor has no right to recoup previously waived amounts.

For the year ended January 31, 2008, the Trust’s expenses were reduced by $14,871 under a custody credit arrangement with the custodian.

Certain officers and a director of the Adviser and the Distributor, are also officers and a Trustee of the Trust. At January 31, 2008, the officers and Trustee as a group owned 829 shares of beneficial interest in the Trust, representing less than 1% of the outstanding shares.

Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

					Years Ended on Last Day of February,
	Year Ended January 31, 2008	Year Ended January 31, 2007	Year Ended January 31, 2006	Eleven Months Ended January 31, 2005*	2004	2003
Net asset value, beginning of period	$9.71	$9.69	$10.19	$10.41	$10.47	$10.25
Income from investment operations:
Net investment income	0.36	0.36	0.29	0.27	0.31	0.35
Net gains or losses on securities (both realized and unrealized)	(0.15)	0.03	(0.20)	(0.07)	0.14	0.39
Total from investment operations	0.21	0.39	0.09	0.20	0.45	0.74
Less distributions:
Distributions from net investment income	(0.36)	(0.36)	(0.29)	(0.27)	(0.31)	(0.35)
Distributions from net realized gains	(0.01)	(0.01)	(0.30)	(0.15)	(0.20)	(0.17)
Total distributions	(0.37)	(0.37)	(0.59)	(0.42)	(0.51)	(0.52)
Net asset value, end of period	$9.55	$9.71	$9.69	$10.19	$10.41	$10.47
Total return	2.23%	4.02%	0.94%	1.99%(3)	4.51%	7.38%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$21,316	$22,806	$24,921	$25,784	$29,012	$29,432
Ratio of expenses to average net assets(1)	1.12%	1.21%	1.39%	1.40%(4)	1.37%	1.29%
Ratio of expenses to average net assets(2)	0.58%	0.73%	1.33%	1.40%(4)	1.37%	1.29%
Ratio of net investment income to average net assets	3.77%	3.67%	2.91%	2.86%(4)	3.03%	3.39%
Portfolio turnover rate	45%	139%	131%	72%(3)	61%	53%

*	The Trust changed its fiscal year from February to January 31.

(1)	Ratio reflects expenses grossed up for custody credit arrangements and grossed up for the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers, would have been 1.05%, 1.18%, 1.37%, 1.40% (annualized), 1.37% and 1.28% as of January 31, 2008, January 31, 2007, January 31, 2006, January 31, 2005, February 29, 2004 and February 28, 2003, respectively.

(2)	Ratio reflects expenses net of the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor and net of the custody credit arrangement.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of The Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the “Trust”) at January 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

March 25, 2008

Value Line New York Tax Exempt Trust

Federal Tax Notice (unaudited)

During the year ended January 31, 2008, the Trust paid to shareholders $0.3634 per share from net investment income. Substantially all of the Trust’s dividends from net investment income were exempt-interest dividends, and are 100% free of Federal income tax and free from New York State and New York City income tax. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adviser with respect to those taxes.

During the year ended January 31, 2008, the Trust paid to shareholders $0.0095 per share of long-term capital gains.

Value Line New York Tax Exempt Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Jean Bernhard Buttner Age 73	Chairman of the Board of Trustees and President	Since 1987
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Trustees
John W. Chandler 1611 Cold Springs Road Williamstown, MA 01267 Age 84	Trustee (Lead Independent Trustee since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. 1992–2004; Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 65	Trustee	Since 2000	Retired. Customer Support Analyst, Duke Power Company until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Trustee	Since 2000
Professor of History, Williams College (1961 to 2002); Professor Emeritus since 2002; President Emeritus since 1994 and President (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Trustee	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President (1987–1998).	None

Value Line New York Tax Exempt Trust

Management of the Trust

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Trustee	Since 1987	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Trustee	Since 1996	Senior Financial Advisor, Veritable L.P. (investment adviser) since 2004; Senior Financial Advisor, Hawthorn (2001–2004).	None
Officers
David T. Henigson Age 50	Vice President/ Secretary/ Chief Compliance Officer	Since 1994
Director, Vice President and Chief Compliance Officer of the Adviser. Director Vice President and Chief Compliance Officer of the Distributor. Vice President, Secretary, and Chief Compliance Officer of each of the 14 Value Line Funds.
.
Stephen R. Anastasio Age 48	Treasurer	Since 2005	Controller of the Adviser until 2003; Chief Financial Officer of the Adviser (2003–2005); Treasurer of the Adviser since 2005; Treasurer of each of the 14 Value Line Funds since 2005.
Howard A. Brecher Age 53	Assistant Treasurer/ Assistant Secretary	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies during the most recent 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

   (2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)Audit Fees 2008 $2,819

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2008 $6,007

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2008 $2,350

(h) Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Jean B. Buttner
Jean B. Buttner, President

Date:	March 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ Stephen R. Anastasio
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date: March 27, 2008